EXHIBIT (o)
POWER OF ATTORNEY
NEUBERGER BERMAN ETF TRUST (the “Trust”), and each of its undersigned officers and trustees of the Trust hereby nominate, constitute and appoint Joseph V. Amato, Corey A. Issing, Brian P. Kerrane, John M. McGovern, Gariel Nahoum, Arthur C. Delibert, Lori L. Schneider, Jennifer R. Gonzalez, Franklin H. Na, Marguerite W. Laurent, and Ndenisarya M. Bregasi (with full power to each of them to act alone) its/his/her true and lawful attorney‑in‑fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, EACH TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 14th day of December, 2021.
By: /s/ Joseph V. Amato Name: Joseph V. Amato Title: President and Chief Executive Officer

[SEAL]
ATTEST:
/s/ Claudia A. Brandon
Name: Claudia A. Brandon
Title: Secretary
[Signatures Continued on Next Page]

Signature	Title
/s/ Joseph V. Amato Joseph V. Amato	President, Chief Executive Officer and Trustee
/s/ Michael J. Cosgrove Michael J. Cosgrove	Trustee
/s/ Marc Gary Marc Gary	Trustee
/s/ Martha C. Goss Martha C. Goss	Trustee
/s/ Michal M. Knetter Michael M. Knetter	Trustee
/s/ Deborah C. McLean Deborah C. McLean	Trustee
/s/ George W. Morriss George W. Morriss	Trustee

Signature	Title
/s/ Tom D. Seip Tom D. Seip	Chairman of the Board and Director
/s/ James G. Stavridis James G. Stavridis	Trustee
/s/ Peter P. Trapp Peter P. Trapp	Trustee

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